ANNUAL
                                                                          REPORT
                                                              SEPTEMBER 30, 1998

                                                                  [LOG0 OMITTED]



--------------------------------------------------------------------------------
                                  Penn Capital
                         Strategic High Yield Bond Fund
--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

 2  Letter to Shareholders
 3  Management's Discussion of Performance
 6  Financial Statements
17  Report of Independent Auditors
18  Notice to Shareholders


TIP
INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------
     The TIP Institutional Funds offer a series of four no-load mutual funds to institutional investors. The minimum initial investment in a TIP Institutional Fund is $100,000.
     Penn Capital Management, Inc., based in Haddonfield, N.J., serves as the investment adviser to one of the TIP Institutional Funds. The firm, founded in 1987, invests more than $325 million in fixed-income and equity portfolios on behalf of individuals and institutions. Penn Capital Management manages the Penn Capital High Yield Bond Fund. A separate investment firm manages the other mutual funds in the TIP Institutional Funds family.
     Penn Capital Management, Inc. also manages the Penn Capital Select Financial Services Fund a mutual fund in the TIP Funds family.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
     TIP Institutional Funds shareholders receive annual and semiannual reports and quarterly account statements. Shareholders who have questions about their accounts may call a toll-free telephone number, 1-888-TIP-7654. Or they may write to TIP Institutional Funds, Box 419805, Kansas City, Missouri 64141.

TO OUR SHAREHOLDERS:
--------------------------------------------------------------------------------
The Penn Capital Strategic High Yield Bond Fund seeks to maximize income through high current yield and, as a secondary objective, to produce above average capital appreciation. The Fund invests primarily in a diversified portfolio of high yield bonds and other high yield instruments.

The Fund commenced operations on March 1, 1998 and has total net assets of $17.8 million as of September 30, 1998. The Fund posted a total return of -7.23% compared to -4.48% for the CS First Boston Index for the period from inception through September 30, 1998.

I want to personally thank all of our shareholders for their patience during this challenging start-up period. Every challenge presents an opportunity, and I feel that the current high yield market represents an unprecedented investment opportunity. I am confident that our high yield investment style and experience will justify your decision to entrust your assets to us.


Sincerely,



/s/signature omitted


Richard A. Hocker
CHIEF INVESTMENT OFFICER
PENN CAPITAL MANAGEMENT, INC.

MANAGEMENT'S DISCUSSION OF PERFORMANCE
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
--------------------------------------------------------------------------------
THE MARKET ENVIRONMENT
Investor sentiment regarding the direction of the U.S. economy shifted dramatically during the third quarter of 1998. The devaluation and subsequent default of government issued Russian debt, increasing concern over the economic recessions in many Asian countries, and weakness in Latin America, impacted investors' expectations about the future growth in corporate earnings. These events led to a global movement away from certain fixed income and most equity related asset classes into the safe harbor of U.S. Treasury securities. All broad market averages suffered losses during the 3rd quarter not seen since 1990 (Dow Jones Industrial Average -11.98%, S&P 500 -9.92%, Russell 2000 -20.15%, Credit Suisse First Boston High Yield Index -6.15%).

The high yield bond market was adversely impacted by this global flight to quality in the third quarter. The high yield bond risk premium, or spread-to-treasury, increased over 250 basis points to approximately 700 basis points during the quarter. Although market fundamentals remain stable (Moody's trailing 12 month default rate remained below 3% through September 30, 1998, which is below the 1971-1977 mean of 3.36%), liquidity risk was evident. Many of the market's largest dealers curbed their commitment of capital to the market due to losses incurred by their international debt operations. This caused the high yield bond market to be quoted down, in addition to pricing pressure from mutual fund portfolio managers who were forced to sell in order to meet fund redemptions. To that end, we see unique opportunities in what we feel is an under-valued high yield market.

OUR INVESTMENT APPROACH
The High Yield Style is a total return style emphasizing current income and capital appreciation. The Fund seeks securities that are undervalued due to market inefficiencies and equity-like market rotation. The Fund divides a portfolio into core and non-core holdings. The core of the portfolio is managed to achieve consistent interest income while minimizing principal loss. This is done by investing in the upper tier (B/B) of the high yield bond market. Diversification is a key tenet, with 1%-2% company positions taken.

The non-core portion of the portfolio is managed with the primary goal being to achieve above market returns via interest income and capital appreciation. This portion is managed with higher concentrations in undervalued issues in the middle tier, lower tier and special situation universe. Security selection is a key tenet, with 2%-5% company positions taken.


FACTORS RELATING TO FISCAL 1998 PERFORMANCE
The Fund underperformed the CS First Boston Index since inception due to the impact of underperformance during the third quarter of calendar year 1998. The Fund's overweighting of the energy sector, a value opportunity, relative to the index was a contributor. Secondly, exposure to small-cap equity of high yield issuers and post restructuring equity within the special situations portion of the portfolio also lagged the performance of the benchmark for the quarter.


IN SUMMARY
Due to the strong underlying fundamentals, we believe the high yield market has been severely oversold and should incur a quicker recovery relative to the equity markets as a result of the high current yield available versus the need for capital gains in the equity market. Even if investors are perceiving an increased risk of default, it does not necessarily follow that the market has priced that risk appropriately. Actual high yield bond prices, or current spread-to-treasury, are compensating investors for default rates which would have to increase by at least threefold from present levels, to in excess of 10% annual default rates. Few investors would admit to expecting a double-digit increase in default rates in 1998 or 1999 given the present economic outlook of moderate growth and lower short-term interest rates. Finally, any increase in defaults will probably be distributed over several years. This very high-implied default rate of today's spread-to-treasury strongly suggest that the high yield market represents a good long-term value. This unique value is reflected in the high current returns which compensate investors while waiting for future capital gain opportunities, as spreads return to normal levels.

        COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE
               PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND, VERSUS
                     THE C.S. FIRST BOSTON HIGH YIELD INDEX


   Cumulative Inception
         To Date (1)
         -7.23%

[LINE GRAPH OMITTED]

PLOT POINTS ARE AS FOLLOWS:

PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND   C.S. FIRST BOSTON HIGH YIELD INDEX
2/28            10,000                                        10,000
9/98             9,277                                         9,552

These figures represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.
(1) The Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (77.7%)
CABLE (2.0%)
   Adelphia Communication
     Ser B PIK
      9.500%, 02/15/04              $  104   $     108
   Charter Communications (B)
      0.000%, 03/15/07                  60          51
   Charter Communications South East
     11.250%, 03/15/06                  95         103
   Scott Cable Communications
     16.000%, 07/18/02                  95          49
   Telewest Communications (B)
      0.000%, 10/01/07                  50          41
                                              --------
                                                   352
                                              --------
COMMUNICATIONS (11.1%)
   Clearnet Communications (B)
      0.000%, 12/15/05                 325         270
   E.spire Communications (B)
      0.000%, 11/01/05                 175         141
   Econophone
     13.500%, 07/15/07                 175         190
   Hyperion Telecommunication (B)
      0.000%, 04/15/03                 225         155
   McCaw International
     13.000%, 04/15/07                 705         352
   MGC Communications
     13.000%, 10/01/04                 260         195
   Microcell Telecommunication (B)
      0.000%, 06/01/06                 395         282
   Omnipoint
     11.625%, 08/15/06                 240         172
   Primus Telecommunications
     11.750%, 08/01/04                 175         168
   Satelites Mexicanos (A)
     10.125%, 11/01/04                  15          10
   Talton Holdings, Ser B
     11.000%, 06/30/07                  45          45
                                              --------
                                                 1,980
                                              --------
ENTERTAINMENT (0.6%)
   Premier Parks
      9.250%, 04/01/06                 125         123
                                              --------

                                      Face
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------------------------------
FINANCIAL (3.1%)
   Chevy Chase Savings Bank
      9.250%, 12/01/05            $     75   $      74
   Hawthorne Financial
     12.500%, 12/31/04                 300         300
   Wilshire Financial Services
     13.000%, 01/01/04                  90          83
     13.000%, 08/15/04                 100          92
                                              --------
                                                   549
                                              --------
FOOD & BEVERAGE (3.7%)
   Ameriserv Food
      8.875%, 10/15/06                 165         150
   Chiquita Brands
      9.625%, 01/15/04                  20          20
   Envirodyne Industries
     12.000%, 06/15/00                  15          15
   Fleming
     10.500%, 12/01/04                  75          72
   Sun World International
     11.250%, 04/15/04                 160         168
   Tom's Foods
     10.500%, 11/01/04                 240         228
                                              --------
                                                   653
                                              --------
GAMING (8.0%)
   Alliance Gaming
     10.000%, 08/01/07                 545         514
   Argosy Gaming Convertible
     12.000%, 06/06/01                 525         488
   Hollywood Casino
     12.750%, 11/01/03                 175         181
   Penn National Gaming
     10.625%, 12/15/04                 235         239
                                              --------
                                                 1,422
                                              --------
HEALTHCARE (3.3%)
   Fisher Scientific International
      9.000%, 02/01/08                  70          67
   Fisher Scientific International 144A
      9.000%, 02/01/08                  15          14

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (continued)
HEALTHCARE (continued)
   Sun Healthcare Group (A)
      9.375%, 05/01/08                $155    $    140
   Unilab
     11.000%, 04/01/06                 365         364
                                              --------
                                                   585
                                              --------
MEDIA (1.9%)
   Gray Communications System
     10.625%, 10/01/06                  90          95
   Source Media
     12.000%, 11/01/04                 250         251
                                              --------
                                                   346
                                              --------
SUPERMARKETS (2.8%)
   Duane Reade
      9.250%, 02/15/08                  90          90
   Jitney-Jungle Stores
     10.375%, 09/15/07                 240         243
   Phar-Mor
     11.720%, 09/11/02                 135         141
   Pueblo Xtra International
      9.500%, 08/01/03                  35          34
                                              --------
                                                   508
                                              --------
AEROSPACE (1.5%)
   Burke Industries
     10.000%, 08/15/07                 100         100
   Compass Aerospace (A)
     10.125%, 04/15/05                  80          78
   Derlan Manufacturing
     10.000%, 01/15/07                  95          90
                                              --------
                                                   268
                                              --------
AIRLINES (1.7%)
   Constellation Finance (A)
      9.800%, 12/14/02                 255         254
   US Air
      9.625%, 09/01/03                  45          48
                                              --------
                                                   302
                                              --------

                                      Face
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------------------------------
CHEMICALS (0.3%)
   ICO
     10.375%, 06/01/07              $   60    $     57
                                              --------
CONSUMER/MANUFACTURING (4.9%)
   Chattem
      8.875%, 04/01/08                 100          93
   Drypers (A)
     10.250%, 06/15/07                 505         471
   JH Haefner Sr. Note (A)
     10.000%, 05/15/08                  75          70
   Revlon Consumer Products
      8.125%, 02/01/06                  25          25
   Sweetheart Cup
      9.625%, 09/01/00                 235         214
                                              --------
                                                   873
                                              --------
GENERAL INDUSTRIAL (4.7%)
   American Pad & Paper
     13.000%, 11/15/05                 135          74
   Anthony Crane Rentals (A)
     10.375%, 08/01/08                 230         218
   Exide
     10.000%, 04/15/05                  30          28
   Exide Convertible (A)
      2.900%, 12/15/05                 760         361
   Perry-Judd (A)
     10.625%, 12/15/07                  75          75
   Prestolite Electric
      9.625%, 02/01/08                  85          80
                                              --------
                                                   836
                                              --------
HOTELS/LODGING (0.3%)
   Red Roof Inns
      9.625%, 12/15/03                  50          50
                                              --------
METAL/MINING STEEL (1.0%)
   Great Lakes Carbon (A)
     10.250%, 05/15/08                 175         171
                                              --------
METAL/MINING OTHER (1.1%)
   TVX Gold Cv
      5.000%, 03/28/02                 385         195
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

                                       Face
PENN CAPITAL STRATEGIC                Amount     Value
HIGH YIELD BOND FUND                   (000)     (000)
--------------------------------------------------------------------------------
REAL ESTATE/BUILDING (0.9%)
   Fortress Group
     13.750%, 05/15/03                $145    $    160
                                              --------
RESTAURANTS (1.5%)
   Advantica Restaurant Group
     11.250%, 01/15/08                 279         268
                                              --------
RETAIL (3.2%)
   Hills Stores
     12.500%, 07/01/03                 350         142
   K-Mart
     13.500%, 01/01/09                 185         185
      8.990%, 07/05/10                  90          97
   Pantry
     10.250%, 10/15/07                 150         145
                                              --------
                                                   569
                                              --------
TRANSPORTATION / NON-AIR (7.1%)
   Atlantic Express
     10.750%, 02/01/04                 210         212
   Coach USA
      9.375%, 07/01/07                  80          80
   Greyhound Lines (A)
     11.500%, 04/15/07                 295         313
   Hayes Wheels International
     11.000%, 07/15/06                 110         121
   HCC Industries
     10.750%, 05/15/07                 195         183
   Holt Group (A)
      9.750%, 01/15/06                 185         177
   Sea Containers
      7.875%, 02/15/08                  50          48
   Statia Terminals, Ser B
     11.750%, 11/15/03                 135         140
                                              --------
                                                 1,274
                                              --------
CONGLOMERATE (0.9%)
   Thermadyne Manufacturing
      9.875%, 06/01/08                 110         100
   Unicco Service
      9.875%, 10/15/07                  75          69
                                              --------
                                                   169
                                              --------

                                      Face
                                     Amount      Value
                                      (000)      (000)
--------------------------------------------------------------------------------
ENERGY (11.4%)
   Abraxas Petroleum/CN Abraxas
     11.500%, 11/01/04            $     45    $     36
   Bayard Drilling
     11.000%, 06/30/05                  90          80
   Costilla Energy
     10.250%, 10/01/06                  95          83
   Eagle Geophysical (A)
     10.750%, 07/15/08                 125         111
   Ferrellgas Partners
      9.375%, 06/15/06                  45          42
   Key Energy Group Cv (A)
      5.000%, 09/15/04                  65          41
   Key Energy Group Cv
      5.000%, 09/15/04                 585         370
   Mariner Energy
     10.500%, 08/01/06                 190         173
   Ocean Rig Norway ASA (A)
     10.250%, 06/01/08                 125          89
   Panaco
     10.625%, 10/01/04                 140         118
   Parker Drilling
      9.750%, 11/15/06                 170         158
   Plains Resources Ser B
     10.250%, 03/15/06                   5           5
   Plains Resources Ser D
     10.250%, 03/15/06                 165         158
   Queens Sand Resources (A)
     12.500%, 07/01/08                  65          52
   Transamerican Energy, Ser B
     11.500%, 06/15/02                 850         509
                                              --------
                                                 2,025
                                              --------
VETERINARY SERVICES (0.7%)
   Veterinary Centers of America Cv
      5.250%, 05/01/06                 150         122
                                              --------
TOTAL CORPORATE BONDS
   (Cost $15,253)                               13,857
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998


PENN CAPITAL STRATEGIC                           Value
HIGH YIELD BOND FUND                Shares       (000)
--------------------------------------------------------------------------------
COMMON STOCKS (10.8%)
AUTOMOTIVE (1.7%)
   Exide                            26,325    $    303
                                              --------
HOUSING RELATED (1.6%)
   Bibb*                            19,055         236
   International Comfort Products*   6,950          57
                                              --------
                                                   293
                                              --------
FOODS/BEVERAGES (1.3%)
   Dr. Pepper Bottling
     Holdings, Cl A*                10,025         231
                                              --------
NON FOODS (1.5%)
   Drypers*                         90,812         272
                                              --------
HEALTHCARE (1.1%)
   Unilab                           94,650         195
                                              --------
MEDIA & INFORMATION (0.0%)
   Pegasus Communications*             111           2
                                              --------
ENTERTAINMENT/GAMING (0.7%)
   Alliance Gaming*                  6,100          16
   Players International*           21,200         101
                                              --------
                                                   117
                                              --------
INDUSTRIAL (0.5%)
   Haynes Holdings* (A)              6,960          83
                                              --------
TELECOMMUNICATIONS (0.4%)
   Clearnet, Cl A*                   8,775          69
   Nextel Communications, Cl A*         80           2
                                              --------
                                                    71
                                              --------
OIL SERVICES (2.0%)
   Bayard Drilling Technologies*    78,475         363
                                              --------
TOTAL COMMON STOCKS
   (Cost $2,881)                                 1,930
                                              --------


                                                 Value
                                     Shares      (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (9.2%)
CABLE (2.9%)
   CSC Holdings                      3,975    $    262
   CSC Holdings PIK                    655          72
   Echostar Communications           3,450         185
                                              --------
                                                   519
                                              --------
COMMUNICATIONS (3.7%)
   Hyperion Telecomm*                  410         476
   Nextel Communications PIK           207         186
                                              --------
                                                   662
                                              --------
FINANCIAL (0.6%)
   Astoria Financial*                3,725         112
   Fidelity Federal Bank Cv             30           1
                                              --------
                                                   113
                                              --------
SUPERMARKETS (0.7%)
   Jitney-Jungle                       750         121
                                              --------
AEROSPACE (0.3%)
   GPA Cv*                              46          45
                                              --------
TELECOMMUNICATIONS (1.0%)
   Scott Cable Communications*     144,150         177
                                              --------
TOTAL PREFERRED STOCKS
   (Cost $1,567)                                 1,637
                                              --------

WARRANT (0.0%)
   Allegiance Telecom*                  35          --
                                              --------
TOTAL WARRANT
   (Cost $0)                                        --
                                              --------

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF NET ASSETS                                  TIP INSTITUTIONAL FUNDS
September 30, 1998

PENN CAPITAL STRATEGIC                           Value
HIGH YIELD BOND FUND                             (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (97.7%)
   (Cost $19,701)                             $ 17,424
                                              --------
OTHER ASSETS AND LIABILITIES, NET (2.3%)           418
                                              --------

NET ASSETS:
   Portfolio Shares (unlimited
     authorization--no par value)
     based on 2,000,885 outstanding
     shares of beneficial interest            $ 20,869
   Undistributed net investment income               7
   Accumulated net realized loss
     on investments                               (757)
   Net unrealized depreciation
     on investments                             (2,277)
                                              --------
TOTAL NET ASSETS (100.0%)                     $ 17,842
                                              ========
   Net Asset Value, Offering and
     Redemption Price Per Share                  $8.91
                                              ========

*   NON-INCOME PRODUCING SECURITY
(A) SECURITY SOLD WITHIN THE TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS."
(B) STEP-UP BOND -- THE RATE SHOWN IS THE RATE IN EFFECT AT 9/30/98 AND WILL RESET AT A FUTURE DATE.
CL  CLASS
CV  CONVERTIBLE
PIK PAYMENT-IN-KIND
SER SERIES

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS (000)                                                                      TIP INSTITUTIONAL FUNDS


                                                                                           PENN CAPITAL STRATEGIC
                                                                                            HIGH YIELD BOND FUND
                                                                                           ---------------------
                                                                                               FOR THE PERIOD
                                                                                                3/1/98 THRU
                                                                                                 9/30/98 (1)
---------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividends..................................................................                 $     20
   Interest ..................................................................                      758
---------------------------------------------------------------------------------------------------------------------------
     Total Investment Income..................................................                      778
---------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment Advisory Fees ..................................................                       40
   Investment Advisory Fee Waiver ............................................                      (40)
   Administrator Fees ........................................................                       43
   Custodian Fees ............................................................                        3
   Transfer Agent Fees .......................................................                       14
   Professional Fees .........................................................                       14
   Trustee Fees ..............................................................                        3
   Registration Fees .........................................................                       27
   Pricing Fees ..............................................................                        1
   Printing Fees .............................................................                        5
   Amortization of Deferred Organizational Costs..............................                        2
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses ..........................................................                      112
---------------------------------------------------------------------------------------------------------------------------
     Less: Reimbursements by Advisor..........................................                      (62)
---------------------------------------------------------------------------------------------------------------------------
         Total Net Expenses ..................................................                       50
---------------------------------------------------------------------------------------------------------------------------
         Net Investment Income ...............................................                      728
---------------------------------------------------------------------------------------------------------------------------
   Net Realized Loss From Securities Sold ....................................                     (757)
   Net Unrealized Depreciation
     of Investment Securities ................................................                   (2,277)
---------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss
       on Investments ........................................................                   (3,034)
---------------------------------------------------------------------------------------------------------------------------
   Net Decrease in Net Assets Resulting
      from Operations ........................................................                 $ (2,306)
===========================================================================================================================

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998.

    The accompanying notes are an integral part of the financial statements.


STATEMENT OF CHANGES IN NET ASSETS (000)                                                          TIP INSTITUTIONAL FUNDS


                                                                                           PENN CAPITAL STRATEGIC
                                                                                            HIGH YIELD BOND FUND
                                                                                             ------------------
                                                                                              FOR THE PERIOD
                                                                                                3/1/98 THRU
                                                                                                 9/30/98 (1)
---------------------------------------------------------------------------------------------------------------------------
Investment Activities:
   Net Investment Income ...................................................                      $   728
   Net Realized Loss on Securities Sold.....................................                         (757)
   Net Unrealized Depreciation of
     Investment Securities .................................................                       (2,277)
---------------------------------------------------------------------------------------------------------------------------
     Net Decrease in Net Assets Resulting
       from Operations .....................................................                       (2,306)
---------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders:
   Net Investment Income ...................................................                         (721)
---------------------------------------------------------------------------------------------------------------------------
     Total Distributions ...................................................                         (721)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
   Proceeds from Shares Issued .............................................                        9,446
   Proceeds from Shares Issued in Lieu of Cash Distributions................                          395
   Increase from In-Kind Transfers..........................................                       11,169
   Cost of Shares Redeemed..................................................                         (141)
---------------------------------------------------------------------------------------------------------------------------
   Increase in Net Assets From
     Capital Share Transactions.............................................                       20,869
---------------------------------------------------------------------------------------------------------------------------
     Total Increase in Net Assets ..........................................                       17,842
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
     Beginning of Period....................................................                           --
---------------------------------------------------------------------------------------------------------------------------
     End of Period .........................................................                      $17,842 (2)
===========================================================================================================================
Shares Issued and Redeemed:
   Issued ..................................................................                          923
   Issued in Lieu of Cash Distributions.....................................                           44
   Issued in connection with In-Kind Transfers..............................                        1,047
   Redeemed.................................................................                          (13)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Share Transactions.......................................                        2,001
---------------------------------------------------------------------------------------------------------------------------

Amounts designated as "--" are either $0 or have been rounded to $0.
(1) The Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998.
(2) Includes $7 of undistributed net investment income.

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS                                     TIP INSTITUTIONAL FUNDS


For a Share Outstanding Throughout the Period





           Net              Realized and                                Net                 Net               Ratio of Net
          Asset              Unrealized  Distributions Distributions   Asset               Assets     Ratio    Investment
          Value      Net        Loss       from Net        from        Value                End    of Expenses   Income
        Beginning Investment     on       Investment      Capital       End     Total    of Period to Average  to Average
        of Period   Income   Investments    Income         Gains     of Period Return(1)   (000)   Net Assets  Net Assets
        --------- ---------- ----------- ------------- ------------- --------- --------- --------- ----------- ----------
-------------------------------------------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
-------------------------------------------
1998(2)   $10.00     0.37        (1.09)      (0.37)          --         $8.91  (7.23)%     $17,842     0.68%*     10.04%*

                         Ratio of Net
          Ratio of        Investment
          Expenses        Income to
          to Average       Average
          Net Assets      Net Assets
         (Excluding      (Excluding    Portfolio
         Waivers and     Waivers and    Turnover
       Reimbursements) Reimbursements)   Rate
       --------------- --------------- ---------
-------------------------------------------
PENN CAPITAL STRATEGIC HIGH YIELD BOND FUND
-------------------------------------------

1998(2)    2.09%*           8.63%*      29.19%

  *  Annualized
(1) Returns are for the period indicated and have not been annualized.
(2) The Penn Capital Strategic High Yield Bond Fund commenced operations on March 1, 1998.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS                            TIP INSTITUTIONAL FUNDS
September 30, 1998

1.  ORGANIZATION:
TIP INSTITUTIONAL FUNDS (the "Trust") a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company with four funds. The financial statements included herein are for the Penn Capital Strategic High Yield Bond Fund, (the "Fund"). The Fund commenced operations on March 1, 1998. The financial statements of the remaining portfolios are presented separately. The assets of the Fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. The Fund's prospectus provides a description of the Fund's investment objectives, policies, and strategies.

2.  SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of the significant accounting policies followed by the Fund.

     SECURITY VALUATION -- Investments in equity securities which are traded on a national exchange (or reported on the NASDAQ national market system) are stated at the last quoted sales price if readily available for such equity securities on each business day; other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding 60 days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market value. Fixed income securities for which market prices are not readily available may be valued pursuant to guidelines established by the Board of Trustees.

     FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

     SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Income from payment-in-kind and step-up bonds is recorded based on the effective interest method. The cost of these securities has been adjusted to reflect in-kind interest income. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

     NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day, by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

NOTES TO FINANCIAL STATEMENTS (Continued)                TIP INSTITUTIONAL FUNDS
September 30, 1998



     EXPENSES -- Expenses that are directly related to the Fund are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

     DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid to Shareholders on a quarterly basis. Any net realized capital gains on sales of securities are distributed to Shareholders at least annually.

     Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

3. TRANSACTIONS WITH AFFILIATES:
Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

4.  ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:
The Trust and the Administrator are parties to an agreement under which the Administrator provides management and administrative services for an annual fee. For these administrative services, the Administrator is entitled to a fee from the Fund, which is calculated daily and paid monthly, at an annual rate of .10% of the Fund's average daily net assets up to $250 million, .08% on the next $250 million of such assets, and .07% of such assets in excess of $500 million. The Fund is subject to a minimum annual fee of $75,000 for the first class of shares and $15,000 for each additional class of shares, which may be reduced at the sole discretion of the Administrator.

DST Systems, Inc., (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated January 1, 1998. The Distributor receives no fees for its distribution services under this agreement.

NOTES TO FINANCIAL STATEMENTS (Concluded)                TIP INSTITUTIONAL FUNDS
September 30, 1998

5.  INVESTMENT ADVISORY AGREEMENT:
For its services, Penn Capital Management Company, Inc. (the "Advisor") is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Strategic High Yield Bond Fund. Penn Capital has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Strategic High Yield Bond Fund in order to limit its total operating expenses (as a percentage of average daily net assets on an annualized basis) to not more than .68%. Penn Capital reserves the right, in its sole discretion, to terminate these voluntary fee waivers and reimbursements at any time.

6.  INVESTMENT TRANSACTIONS:
The cost of security purchases and the proceeds from security sales for the period ended September 30, 1998 are as follows
(000):
                                PENN CAPITAL STRATEGIC
                                 HIGH YIELD BOND FUND
                                ----------------------
Purchases .....................        $22,632
Sales .........................        $12,086

At September 30, 1998, the total cost of securities for Federal income tax purposes was $19,818,000. The aggregate gross unrealized appreciation and depreciation for securities held by the Fund at September 30, 1998, are as follows (000):

                                PENN CAPITAL STRATEGIC
                                 HIGH YIELD BOND FUND
                                ----------------------
Aggregate gross unrealized
   appreciation ...............       $   271
Aggregate gross unrealized
   depreciation ...............        (2,665)
                                      -------
Net unrealized depreciation           $(2,394)
                                      =======


7.  IN KIND TRANSFERS OF SECURITIES
During the period ended September 30, 1998 Strategic High Yield Bond Fund issued 1,043,117 shares of beneficial interest in exchange for portfolio securities from certain accounts managed by Penn Capital at their current value of $11,168,742, which includes $242,642 of net unrealized loss.

8.  CONCENTRATION OF CREDIT RISK
The Strategic High Yield Bond Fund invests primarily in fixed income securities that are not rated or that are rated below investment grade (I.E., Ba1 or lower rating by Moody's and/or BB+ or lower by S&P), including securities of issuers subject to proceedings under the Federal Bankruptcy Code. The market for such securities is relatively inefficient due to its complexity and the limited availability of information on such securities.

REPORT OF INDEPENDENT AUDITORS                           TIP INSTITUTIONAL FUNDS
September 30, 1998

To the Shareholders and Board of Trustees
TIP Institutional Funds

     We have audited the accompanying statement of net assets the Penn Capital Strategic High Yield Bond Fund (one of the funds constituting the TIP Institutional Funds) as of September 30, 1998, and the related statement of operations, the statement of changes in net assets, and financial highlights for the seven months then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Penn Capital Strategic High Yield Bond Fund of the TIP Institutional Funds at September 30, 1998, the results of its operations, the changes in its net assets, and financial highlights for the seven months then ended, in conformity with generally accepted accounting principles.


/s/signature omitted



Philadelphia, Pennsylvania
November 2, 1998


                             NOTICE TO SHAREHOLDERS
                                       OF
                             TIP INSTITUTIONAL FUNDS
                                   (UNAUDITED)

For the shareholders that do not have a September 30, 1998 taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 1998 taxable year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended September 30, 1998, each portfolio is designating the following items with regard to distributions paid during the year.


                                                                LONG TERM           MID TERM
                                                               (20% RATE)          (28% RATE)          ORDINARY
                                                              CAPITAL GAIN        CAPITAL GAIN          INCOME
           PORTFOLIO                                          DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           ---------                                         ---------------     ---------------    ---------------
TIP Institutional Funds - Penn Capital Strategic
   High Yield Bond .....................................          0.00%               0.00%             100.00%


                                                               TAX EXEMPT             TOTAL           QUALIFYING
           PORTFOLIO                                            INTEREST          DISTRIBUTIONS      DIVIDENDS (1)
           ---------                                         ---------------     ---------------    ---------------
TIP Institutional Funds - Penn Capital Strategic
   High Yield Bond .....................................          0.00%             100.00%              0.54%

--------------
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

TRUST
TIP Institutional Funds
P.O. Box 419805
Kansas City, MO 64141-6805


INVESTMENT ADVISER
Penn Capital Management Company, Inc.


DISTRIBUTOR
SEI Investments Distribution Co.


ADMINISTRATOR
SEI Investments Mutual Funds Services


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP


INDEPENDENT AUDITORS
Ernst & Young LLP


--------------------------------------------------------------------------------

                                 [Logo Omitted]

                                     TURNER
                              INVESTMENT PARTNERS,
                                      INC.

To open an account, receive account information, make inquiries, or request literature:
1-888-TIP-7654





THIS REPORT WAS PREPARED FOR SHAREHOLDERS IN THE
TIP INSTITUTIONAL FUNDS. IT MAY BE DISTRIBUTED TO
OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TIP FUNDS
PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION.

PEN-F-006-01